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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report June 29, 2001


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                        1-9860                 22-1927534

(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)           Identification No.)





Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519
(Address of principal executive offices)                  (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)







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                             BARR LABORATORIES, INC.


                       CURRENT REPORT dated June 29, 2001


Item 5.   Other Events

          See attached Exhibit 99.5, press release announcing that the Company and Duramed Pharmaceuticals, Inc. Boards of Directors have unanimously approved, and both companies have signed, a definitive agreement for a stock-for-stock merger of the two companies.





Item 7.   Financial Statements and Exhibits

(c)       Exhibit Number          Exhibit
          --------------          -------

                    99.5 Registrant's June 29, 2001 press release announcing that the Company and Duramed Pharmaceuticals, Inc. Boards of Directors have unanimously approved, and both companies have signed, a definitive agreement for a stock-for-stock merger of the two companies.



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                             BARR LABORATORIES, INC.


                       CURRENT REPORT dated June 29, 2001



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BARR LABORATORIES, INC.












Date:  June 29, 2001                        /S/ William T. McKee
                                            William T. McKee
                                            Chief Financial Officer
                                            (Principal Financial Officer and
                                             Principal Accounting Officer)




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